UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2019

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Cohen & Company Inc., a Maryland corporation (the “Company”), held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Time, on Wednesday, June 12, 2019, at the Company’s New York office located at 3 Columbus Circle, 24th Floor, New York, New York 10019.  The following six proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.                                      To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.                                      To approve the potential issuance of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the Convertible Senior Promissory Note, dated August 28, 2015, issued by the Company to the Edward E. Cohen IRA in the aggregate principal amount of $4,385,628, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018 (as so amended, the “Cohen IRA Note”), in accordance with Section 713(a) of the NYSE American Company Guide;

3.                                      To approve the potential issuance of shares of Common Stock pursuant to the Convertible Senior Promissory Note, dated September 25, 2013, issued by the Company to the EBC 2013 Family Trust in the aggregate principal amount of $2,400,000, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018 (as so amended, the “EBC Note”), in accordance with Section 713(a) of the NYSE American Company Guide;

4.                                      To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s proxy statement relating to the Annual Meeting;

5.                                      To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company; and

6.                                      To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The total number of the Company’s securities entitled to vote at the Annual Meeting were:  1,217,624 shares of Common Stock, and 498,355 shares of the Company’s Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”).

Common Stock and Series E Preferred Stock vote together on all matters.  Holders of Common Stock were entitled to one vote for each share of Common Stock held as of the close of business on April 18, 2019, the record date for the Annual Meeting (the “Record Date”), and holders of Series E Preferred Stock were entitled to one vote for every ten shares of Series E Preferred Stock held as of the Record Date.

There were 947,452 shares of Common Stock and 498,355 shares of Series E Preferred Stock present in person or by proxy at the Annual Meeting, which represented approximately 84.26% of the combined voting power of the shares of Common Stock and Series E Preferred Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The voting results of the Annual Meeting were as follows:

Proposal 1:                                Election of Directors

The Company’s stockholders elected Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement, by the number of votes set forth below.

Nominee	For	Withheld	Broker Non-Votes
Daniel G. Cohen	821,165	16,545	608,097
G. Steven Dawson	804,772	32,938	608,097
Jack J. DiMaio, Jr.	826,721	10,989	608,097
Jack Haraburda	804,762	32,948	608,097
Diana Louise Liberto	804,753	32,957	608,097

Proposal 2:                                Approval of the Potential Issuance of Shares of Common Stock Pursuant to the Cohen IRA Note, in Accordance with Section 713(a) of The NYSE American Company Guide

The Company’s stockholders approved the Company’s potential issuance of Common Stock pursuant to the Cohen IRA Note, in accordance with Section 713(a) of The NYSE American Company Guide, by the number of votes set forth below.

For	Against	Abstain	Broker Non-Votes
817,943	17,989	1,778	608,097

Proposal 3:                                Approval of the Potential Issuance of Shares of Common Stock Pursuant to the EBC Note, in Accordance with Section 713(a) of The NYSE American Company Guide

The Company’s stockholders approved the Company’s potential issuance of Common Stock pursuant to the EBC Note, in accordance with Section 713(a) of The NYSE American Company Guide, by the number of votes set forth below.

For	Against	Abstain	Broker Non-Votes
817,921	17,997	1,792	608,097

Proposal 4:                                Approval, on an Advisory Basis, of Compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement relating to the Annual Meeting

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the number of votes set forth below.

For	Against	Abstain	Broker Non-Votes
817,461	18,201	2,048	608,097

Proposal 5:                                Approval, on an Advisory Basis, of Frequency of Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the holding of an advisory vote to approve the compensation of the Company’s named executive officers every three years by the number of votes set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,383	982	812,769	1,576	608,097

Proposal 6:                                Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the number of votes set forth below.

For	Against	Abstain
1,385,544	29,617	30,646

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: June 12, 2019	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer